Exhibit 10.5
EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 7, 2020 (this “Amendment”), is entered into by and among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company (the “Borrower”), BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), the Loan Parties who have delivered signature pages hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”) and L/C Issuer, and the Fifth Amendment Incremental Revolving Credit Lender referred to below, amends the Credit Agreement, dated as of January 30, 2013, by and among the Borrower, Holdings, JPMCB, as Administrative Agent and L/C Issuer, the lenders party thereto (the “Existing Lenders”) and the other parties party thereto from time to time (as amended and restated as of November 7, 2016, as amended by the Amendment Agreement dated as of May 8, 2017, the Amendment to Credit Agreement dated as of November 30, 2017, the Third Amendment to Credit Agreement dated as of May 31, 2018 and the Fourth Amendment to Credit Agreement dated as of April 24, 2020, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.
W i t n e s s e t h:
Whereas, pursuant to the Credit Agreement, (a) certain Existing Lenders have made Term B Loans to the Borrower and (b) certain Existing Lenders have made Revolving Credit Loans and have made the Revolving Credit Commitments to the Borrower (each, an “Existing Revolving Lender”);
WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested from the Fifth Amendment Incremental Revolving Credit Lender (as defined below) a Revolving Commitment Increase under the Credit Agreement in an aggregate principal amount of $15,000,000.00;
WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer and the Fifth Amendment Incremental Revolving Credit Lender desire to amend the Credit Agreement to provide for the Fifth Amendment Revolving Commitment Increase (as defined below) and to make other modifications related to the Fifth Amendment Revolving Commitment Increase on the terms and subject to the conditions set forth herein;
WHEREAS, with respect to this Amendment, JPMCB has been appointed to act as lead arranger and bookrunner (the “Arranger”).
Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:
SECTION 1.    Rules of Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Incremental Amendment.
(a)    This Section 2 constitutes an “Incremental Amendment” pursuant to Section 2.16 of the Credit Agreement, pursuant to which each Incremental Revolving Credit Lender listed on Schedule 1 hereto (the “Fifth Amendment Incremental Revolving Credit Lender”) commits, severally but not jointly, to provide to the Borrower a Revolving Commitment Increase on the Amendment Effective Date in a principal amount equal to the amount set forth opposite the Fifth Amendment Incremental Revolving Credit Lender’s name under the heading “Fifth Amendment Revolving Commitment Increase” on Schedule 1 hereto (the “Fifth Amendment Revolving Commitment Increase”). The aggregate principal amount of the Fifth Amendment Revolving Commitment Increase of the Fifth Amendment Incremental Revolving Credit Lender as of the date of this Amendment is $15,000,000.00. Effective as of the

Amendment Effective Date, each Fifth Amendment Revolving Commitment Increase shall be deemed for all purposes under the Credit Agreement and the Loan Documents a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan.
(b)    Effective as of the Amendment Effective Date, pursuant to Section 2.16(g) of the Credit Agreement, each of the Existing Revolving Lenders shall assign to the Fifth Amendment Incremental Revolving Credit Lender, and the Fifth Amendment Incremental Revolving Credit Lender shall purchase from each of the Existing Revolving Lenders, at the principal amount thereof, such interests in the Incremental Revolving Loans (each, a “Fifth Amendment Incremental Revolving Loan”) outstanding on the Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by Existing Revolving Lenders and the Fifth Amendment Incremental Revolving Credit Lender ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of the Fifth Amendment Revolving Commitment Increase to the Revolving Credit Commitments.
(c)     Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:
“Fifth Amendment” means the Fifth Amendment to Credit Agreement, dated as of May 7, 2020, among Holdings, the Borrower, the other Loan Parties party thereto, the Fifth Amendment Incremental Revolving Credit Lender (as defined therein) and JPMorgan Chase Bank, N.A., as Administrative Agent and L/C Issuer.
“Fifth Amendment Effective Date” means the date on which the conditions specified in Section 5 of the Fifth Amendment were satisfied (or waived in accordance with the terms thereof), which date is May 7, 2020.
(ii)    The definition of “Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the number “$385,000,00.00” and replacing it with the number “$400,000,000.00”.
SECTION 3.    [Reserved].
SECTION 4.    [Reserved].
SECTION 5.    Conditions Precedent to the Effectiveness of the Amendment
(a)    This Amendment shall become effective on the date when each of the following conditions precedent shall have been satisfied or waived (the “Amendment Effective Date”):
(i)    [reserved];
(ii)    The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date:
(1)    (i) this Amendment, duly executed by the Borrower, Holdings, each other Loan Party, JPMCB in its capacity as the Administrative Agent and L/C Issuer and the Fifth Amendment Incremental Revolving Credit Lender and (ii) a Revolving Credit Note, executed by the Borrower in favor of the Fifth Amendment Incremental Revolving Credit Lender to the extent it has requested a Revolving Note at least three (3) Business Days in advance of the Amendment Effective Date;
(2)    a written opinion of Ropes & Gray LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(3)    certificates of good standings from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment Effective Date; and
(4)    a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in Section 7 (Representations and Warranties) and clauses (a)(iii) and (a)(iv) below;
(iii)    no Default or Event of Default shall exist or would exist after giving effect to this Amendment;
(iv)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(v)    the Borrower shall have paid (i) all amounts referred to in Section 8 (Fees and Expenses) of this Amendment that have been invoiced to the Borrower at least three (3) Business Days prior to the Amendment Effective Date (or as otherwise reasonably agreed by the Borrower); and
(vi)    the Borrower shall have provided to the Administrative Agent at least three (3) days prior to the Amendment Effective Date (or such shorter period as the Administrative Agent may agree in its sole discretion), all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent at least six (6) Business Days prior to the Amendment Effective Date.
The Administrative Agent shall notify the Borrower, the Existing Lenders and the Fifth Amendment Incremental Revolving Credit Lender of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 6.    Revolving Commitment Increase Request
The Borrower’s execution and delivery of this Amendment to the Administrative Agent shall constitute notice to the Administrative Agent by the Borrower requesting the Fifth Amendment Revolving Commitment Increase pursuant to Section 2.16(a) of the Credit Agreement and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.16(a) of the Credit Agreement.
SECTION 7.    Representations and Warranties
On and as of the Amendment Effective Date, the Borrower hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, and the Credit Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing and (b) no Default or Event of Default shall exist or would exist after giving effect to this Amendment.

SECTION 8.    Fees and Expenses
The Borrower shall pay (a) in accordance with the terms of Section 10.04 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto), (b) any other fees separately agreed between the Borrower and the Arranger or the Lenders and (c) to the Fifth Amendment Incremental Revolving Credit Lender if it is a Lender on July 31, 2021 (the “Fifth Amendment Additional Payment Date”) a delayed incremental commitment fee equal to 1.00% of the aggregate principal amount of the Fifth Amendment Incremental Revolving Credit Lender’s Fifth Amendment Revolving Commitment Increase if any Commitments in respect of the Fifth Amendment Incremental Revolving Credit Lender’s Fifth Amendment Revolving Commitment Increase remain outstanding as of the Fifth Amendment Additional Payment Date, which delayed incremental commitment fee (if any) shall be due and payable in full in cash on the Fifth Amendment Additional Payment Date.
SECTION 9.    Effects on the Credit Agreement and the Loan Documents
(a)    As of the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each Person executing this Amendment in its capacity as a Fifth Amendment Incremental Revolving Credit Lender shall become a “Lender” and a “Revolving Credit Lender” under the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Credit Agreement (as amended by this Amendment) as a Lender holding Revolving Credit Commitments and Revolving Credit Loans.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
(e)    This Amendment is a Loan Document.
SECTION 10.    Execution in Counterparts
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal

Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 11.    Governing Law
This Amendment shall be governed by and construed in accordance with the law of the State of New York.
SECTION 12.    Reaffirmation
Each of Holdings, the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Documents and the Guaranty are, and shall remain, in full force and effect immediately after giving effect to this Amendment.
SECTION 13.    Section Titles
The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.
SECTION 14.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 15.    Severability
In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 16.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
SECTION 17.    Waiver of Jury Trial
EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.
BRIGHT HORIZONS FAMILY SOLUTIONS LLC
By:      /s/ Elizabeth Boland
Name: Elizabeth Boland
Title: Chief Financial Officer

[Bright Horizons - Fifth Amendment to Credit Agreement Signature Page]

BRIGHT HORIZONS CAPITAL CORP.
By:      /s/ Elizabeth Boland
Name: Elizabeth Boland
Title: Chief Financial Officer
BRIGHT HORIZONS LLC
BRIGHT HORIZONS CHILDREN’S CENTERS LLC
CORPORATEFAMILY SOLUTIONS LLC
RESOURCES IN ACTIVE LEARNING
HILDEBRANDT LEARNING CENTERS, LLC

By:      /s/ Elizabeth Boland
Name: Elizabeth Boland
Title: Chief Financial Officer
[Bright Horizons - Fifth Amendment to Credit Agreement Signature Page]

[Lenders signature pages on file with the Administrative Agent]

[Bright Horizons - Fifth Amendment to Credit Agreement Signature Page]

Schedule 1
Fifth Amendment Incremental Revolving Credit Lender

Lender	Fifth Amendment Revolving Commitment Increase
Capital One, National Association	$15,000,000.00
TOTAL:	$15,000,000.00